3700 W Sam Houston Parkway South Suite 250 Houston, TX 77042 (713) 260-9000 Phone (800) 262-6631 Toll Free (713) 260-9025 Fax

CAPSTONE CHURCH CAPITAL FUND	www.capstonefinancial.com

April 1, 2016

Dear Shareholder:

Thank you for being a valued investor in the Capstone Church Capital Fund (the “Fund”).  We would like to take this opportunity to inform you of several important developments with the Fund principally related to (a) recent changes within the management team, and (b) changes in the Fund’s compliance services arrangements.  We do not anticipate these developments to cause any changes to the Fund’s investment policies or to its portfolio manager.

Management Changes

Since the founding of the Fund, Mr. Edward L. Jaroski has been a Fund Trustee, Chairman of the Fund’s Board of Trustees and its President.  For several decades, he has served as President and Director of Capstone Asset Management Company (“CAMCO”) (the Fund’s investment adviser), Capstone Asset Planning Company (“CAPCO”) (the Fund’s distributor), CFS Consulting Services, LLC (“CCS”) (provider of administration and compliance services to the Fund), and Capstone Financial Services, Inc. (“CFS”) (the parent company of CAMCO, CAPCO and CCS).  (CFS, CAMCO, CAPCO and CCS are hereinafter referred to as the “Capstone Entities” or “Capstone”.)  In mid-2014, Mr. Jaroski announced his intention to retire from the Capstone Entities within the next couple years, and a search was initiated to identify and hire a successor.

On May 1, 2015, Capstone was pleased to announce that it had hired Mr. Michael L. Kern, III, CFA to succeed Mr. Jaroski in his various roles with the Capstone Entities.  On that date, Mr. Kern was appointed President and Chief Executive Officer of CFS, and a transition plan was put into place to provide for an orderly transition of Mr. Jaroski’s various duties to Mr. Kern.  Prior to joining Capstone, Mr. Kern spent 19 years with Stout Risius Ross, Inc., a financial advisory firm that provides investment banking services, valuation and financial opinions, and litigation support services.  During his lengthy tenure with Stout Risius Ross, Inc., Mr. Kern served as Managing Director in the Valuation & Financial Opinions Group, Head of the Investment Banking Group, Chief Financial Officer, Chief Operating Officer and, finally, President – a position he held during his last six and one-half years at the firm.

On January 1, 2016, Capstone took the next step in its succession plan and appointed Mr. Kern President and Chief Executive Officer of CAMCO, CAPCO and CCS.  Mr. Jaroski continued to serve the Capstone Entities in his capacity as a Senior Advisor to the President.  During this time, Mr. Jaroski also continued to serve as the President and Treasurer of the Fund.  (Mr. Jaroski had been appointed Treasurer of the Fund on an interim basis on November 21, 2015, following the resignation of Ms. Carla Homer.)

The final step in the succession plan was to transition Mr. Jaroski’s role with the Fund to Mr. Kern.  Accordingly, on March 2, 2016, the Fund’s Board of Trustees (the “Board”) unanimously approved Mr. Kern to succeed Mr. Jaroski as President and Treasurer of the Fund effective April 1, 2016.  The Board is pleased to announce that Mr. Jaroski will continue to serve as a Trustee and Chairman of the Fund’s Board.

Compliance Services

During its Board meeting on March 2, 2016, the Board also approved a new Compliance Services Agreement (the “Agreement”) with Cipperman Compliance Services, LLC (“Cipperman”) effective April 1, 2016, whereby Cipperman will provide compliance services to the Fund and to the five other funds advised by CAMCO (the Fund plus such other five funds are hereinafter referred to as the “Capstone Funds”).  A member of Cipperman’s staff, Mr. Umar Ehtisham, will act as Chief Compliance Officer to the Capstone Funds, replacing Mr. Richard Nunn who is retiring.  The Cipperman Agreement will replace the Capstone Funds’ current compliance services agreement with

 CCS and the Chief Compliance Officer agreement with Mr. Nunn.  Cipperman’s fee for “Base Services” as described in the Cipperman Agreement is $5,000 per month.  One sixth of this amount will be allocated to the Fund, with the remaining five-sixths being allocated to the other five funds managed by CAMCO.  The Cipperman Agreement provides for additional fees for additional services provided outside the scope of the Agreement, and also provides for additional fees in the event a Capstone Fund were to retain an investment adviser other than CAMCO.  Although it is not anticipated that any such additional expenses will be incurred, any such fees would be allocated in a manner deemed fair and reasonable by the Boards of the Capstone Funds.

Although Mr. Nunn will no longer serve as the Fund’s Chief Compliance Officer beginning April 1, 2016, the Fund is pleased to announce that it has retained him to provide services to the Fund under a consulting agreement whereby specific duties are agreed upon in advance.  At this time, the Fund has identified specific duties regarding regulatory compliance that Mr. Nunn will execute during the next six month period.  The fees charged to the Fund for these services will total approximately $12,000.  Consulting services beyond the next six month period have not yet been identified.  These changes in compliance arrangements are not expected to have a material impact on the Fund’s expenses.

Finally, given Mr. Nunn’s retirement from the Fund, the Board also approved the appointment of Ms. Patricia Mims to replace Mr. Nunn as Secretary of the Fund.

Conclusion

We believe these changes are in the best interest of the Capstone Church Capital Fund shareholders, and we look forward to serving you in the future.  Should you have any questions, please do not hesitate to contact us at (800) 262-6631.

Sincerely,

Michael L. Kern, III
Capstone Asset Management Company